SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 7, 2003

THE TALBOTS, INC. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12552 (Commission File Number)	41-1111318 (I.R.S. Employer Identification No.)

One Talbots Drive, Hingham, Massachusetts (Address of Principal Executive Offices)	02043 (Zip Code)

Registrant’s telephone number, including area code	(781) 749-7600

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release of The Talbots, Inc., dated August 7, 2003 and message points for a pre-recorded July 2003 sales call on August 7, 2003.

Item 12.  Results of Operations and Financial Condition

              Attached and being furnished as Exhibit 99.1 is a copy of a press release of The Talbots, Inc. (“Talbots”) dated August 7, 2003, reporting Talbots July 2003 sales results, and related message points to be read in a pre-recorded July 2003 sales call to be available at approximately 9 a.m. on August 7, 2003. The message points will also be available under “Financial Highlights” in the “Investor Relations” section of Talbots website, www.talbots.com.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2003	THE TALBOTS, INC. By: EDWARD L. LARSEN —————————————— Name: Edward L. Larsen Title: Senior Vice President, Finance, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of The Talbots, Inc., dated August 7, 2003 and message points for a pre-recorded July 2003 sales call on August 7, 2003.

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